EXHIBIT 99.1
                                 ------------

               Computational Materials prepared by Bear Stearns.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:16PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A1 ()                             [P]
                            Orig Bal 121,359,118 Fac 1.00000 Coup 4.250 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A1 (     )
                                ----------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                4.38            4.36                  3.43                  Avg. Life
                                                     04/03           04/03                 04/03                 1st Prin
                                                     04/16           04/16                 05/12                 Last Prin
                                ----------------------------------------------------------------------------------------------
                                100:31        3.96              3.95                  3.88                       Yield
                                              3.79              3.77                  3.07                       Duration
                                ----------------------------------------------------------------------------------------------
                                101: 3        3.92              3.92                  3.84                       Yield
                                              3.79              3.77                  3.08                       Duration
                                ----------------------------------------------------------------------------------------------
                                101: 7        3.89              3.89                  3.80                       Yield
                                              3.80              3.78                  3.08                       Duration
                                ----------------------------------------------------------------------------------------------
                                101:11        3.86              3.86                  3.76                       Yield
                                              3.80              3.78                  3.08                       Duration
                                ----------------------------------------------------------------------------------------------
                                101:15        3.83              3.82                  3.72                       Yield
                                              3.80              3.78                  3.08                       Duration
                                ----------------------------------------------------------------------------------------------
                                101:19        3.79              3.79                  3.68                       Yield
                                              3.81              3.79                  3.08                       Duration
                                ----------------------------------------------------------------------------------------------
                                101:23        3.76              3.76                  3.64                       Yield
                                              3.81              3.79                  3.09                       Duration
                                ----------------------------------------------------------------------------------------------











This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:16PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A2 ()                             [P]
                            Orig Bal 55,000,000 Fac 1.00000 Coup 5.750 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
                                                       COMBINED (2A & 2B)
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A2 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                5.91            2.93                  2.42                  Avg. Life
                                                     04/03           04/03                 04/03                 1st Prin
                                                     04/16           04/16                 05/12                 Last Prin
                                ------------------------------------------------------------------------------------------
                                101:29+        5.33            4.90                  4.75                        Yield
                                               4.74            2.54                  2.17                        Duration
                                ------------------------------------------------------------------------------------------
                                102: 1+        5.31            4.86                  4.70                        Yield
                                               4.74            2.54                  2.17                        Duration
                                ------------------------------------------------------------------------------------------
                                102: 5+        5.28            4.81                  4.64                        Yield
                                               4.75            2.54                  2.17                        Duration
                                ------------------------------------------------------------------------------------------
                                102: 9+        5.26            4.76                  4.58                        Yield
                                               4.75            2.54                  2.17                        Duration
                                ------------------------------------------------------------------------------------------
                                102:13+        5.23            4.71                  4.53                        Yield
                                               4.75            2.55                  2.18                        Duration
                                ------------------------------------------------------------------------------------------
                                102:17+        5.20            4.76                  4.47                        Yield
                                               4.76            2.55                  2.18                        Duration
                                ------------------------------------------------------------------------------------------
                                102:21+        5.18            4.62                  4.42                        Yield
                                               4.76            2.55                  2.18                        Duration
                                ------------------------------------------------------------------------------------------











This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:15PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A3 ()                             [P]
                            Orig Bal 66,195,882 Fac 1.00000 Coup 1.738 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
                                      1.0000 x 1-mo LIBOR + 0.4000  Cap 8.5000 @ 8.1000 Floor 0.4000 @ 0.0000
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A3 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                4.38            4.36                  3.43                  Avg. Life
                                                     04/03           04/03                 04/03                 1st Prin
                                                     04/16           04/16                 05/12                 Last Prin
                                ------------------------------------------------------------------------------------------
                                99:18+        1.85              1.85                  1.87                       Yield
                                              4.10              4.08                  3.26                       Duration
                                ------------------------------------------------------------------------------------------
                                99:22+        1.82              1.82                  1.83                       Yield
                                              4.10              4.08                  3.26                       Duration
                                ------------------------------------------------------------------------------------------
                                99:26+        1.78              1.78                  1.79                       Yield
                                              4.10              4.08                  3.26                       Duration
                                ------------------------------------------------------------------------------------------
                                99:30+        1.75              1.75                  1.76                       Yield
                                              4.11              4.09                  3.27                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 2+       1.72              1.72                  1.72                       Yield
                                              4.11              4.09                  3.27                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 6+       1.69              1.69                  1.68                       Yield
                                              4.11              4.09                  3.27                       Duration
                                ------------------------------------------------------------------------------------------
                                100:10+       1.66              1.66                  1.64                       Yield
                                              4.12              4.10                  3.27                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:18PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A4 ()                             [P]
                            Orig Bal 66,195,882 Fac 1.00000 Coup 6.763 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
                                     -1.0000 x 1-mo LIBOR + 8.1000  Cap 8.1000 @ 0.0000 Floor 0.0000 @ 8.1000
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A4 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                4.38            4.36                  3.43                  Avg. Life
                                                     04/03           04/03                 04/03                 1st Prin
                                                     04/16           04/16                 05/12                 Last Prin
                                ------------------------------------------------------------------------------------------
                                12: 1+        41.41             40.79                 36.29                      Yield
                                              1.41              1.43                  1.34                       Duration
                                ------------------------------------------------------------------------------------------
                                12: 5+        40.69             40.08                 35.53                      Yield
                                              1.43              1.45                  1.35                       Duration
                                ------------------------------------------------------------------------------------------
                                12: 9+        39.99             39.38                 34.79                      Yield
                                              1.44              1.47                  1.36                       Duration
                                ------------------------------------------------------------------------------------------
                                12:13+        39.30             38.70                 34.06                      Yield
                                              1.46              1.48                  1.38                       Duration
                                ------------------------------------------------------------------------------------------
                                12:17+        38.62             38.04                 33.34                      Yield
                                              1.48              1.50                  1.39                       Duration
                                ------------------------------------------------------------------------------------------
                                12:21+        37.96             37.39                 32.64                      Yield
                                              1.49              1.52                  1.41                       Duration
                                ------------------------------------------------------------------------------------------
                                12:25+        37.31             36.75                 31.95                      Yield
                                              1.51              1.53                  1.42                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:18PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A5 ()                             [P]
                            Orig Bal 45,298,500 Fac 1.00000 Coup 6.000 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
                                     -1.0000 x 1-mo LIBOR + 8.1000  Cap 8.1000 @ 0.0000 Floor 0.0000 @ 8.1000
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A5 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                13.67           1.74                  1.39                  Avg. Life
                                                     08/13           04/03                 04/03                 1st Prin
                                                     01/20           12/06                 06/05                 Last Prin
                                ------------------------------------------------------------------------------------------
                                99:27         6.05              5.91                  5.87                       Yield
                                              9.04              1.58                  1.29                       Duration
                                ------------------------------------------------------------------------------------------
                                99:31         6.03              5.83                  5.78                       Yield
                                              9.04              1.58                  1.29                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 3        6.02              5.75                  5.68                       Yield
                                              9.05              1.59                  1.29                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 7        6.01              5.68                  5.58                       Yield
                                              9.05              1.59                  1.29                       Duration
                                ------------------------------------------------------------------------------------------
                                100:11        5.99              5.60                  5.49                       Yield
                                              9.06              1.59                  1.29                       Duration
                                ------------------------------------------------------------------------------------------
                                100:15        5.98              5.52                  5.39                       Yield
                                              9.06              1.59                  1.29                       Duration
                                ------------------------------------------------------------------------------------------
                                100:19        5.96              5.44                  5.30                       Yield
                                              9.06              1.59                  1.29                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:17PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A6 ()                             [P]
                            Orig Bal 1,969,500  Fac 1.00000 Coup 0.000 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A6 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                13.67           1.74                  1.39                  Avg. Life
                                                     08/13           04/03                 04/03                 1st Prin
                                                     01/20           12/06                 06/05                 Last Prin
                                ------------------------------------------------------------------------------------------
                                80:28         1.56              13.02                 16.16                      Yield
                                              13.51             1.53                  1.24                       Duration
                                ------------------------------------------------------------------------------------------
                                81: 0         1.55              12.92                 16.04                      Yield
                                              13.51             1.53                  1.24                       Duration
                                ------------------------------------------------------------------------------------------
                                81: 4         1.54              12.82                 15.91                      Yield
                                              13.51             1.53                  1.24                       Duration
                                ------------------------------------------------------------------------------------------
                                81: 8         1.53              12.72                 15.79                      Yield
                                              13.51             1.53                  1.25                       Duration
                                ------------------------------------------------------------------------------------------
                                81:12         1.52              12.62                 15.67                      Yield
                                              13.52             1.54                  1.25                       Duration
                                ------------------------------------------------------------------------------------------
                                81:16         1.51              12.52                 15.54                      Yield
                                              13.52             1.54                  1.25                       Duration
                                ------------------------------------------------------------------------------------------
                                81:20         1.49              12.42                 15.42                      Yield
                                              13.52             1.54                  1.25                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:17PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A7 ()                             [P]
                            Orig Bal 23,513,906 Fac 1.00000 Coup 2.558 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
                                      1.0000 x 1-mo LIBOR + 1.2200  Cap 8.0000 @ 6.7800 Floor 1.2200 @ 0.0000
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A7 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                20.09           7.97                  0.72                  Avg. Life
                                                     01/20           12/06                 04/03                 1st Prin
                                                     07/27           02/18                 07/04                 Last Prin
                                ------------------------------------------------------------------------------------------
                                99:20         2.58              2.60                  2.85                       Yield
                                              15.48             6.97                  0.70                       Duration
                                ------------------------------------------------------------------------------------------
                                99:24         2.58              2.58                  2.67                       Yield
                                              15.49             6.98                  0.70                       Duration
                                ------------------------------------------------------------------------------------------
                                99:28         2.57              2.56                  2.50                       Yield
                                              15.49             6.98                  0.70                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 0        2.56              2.55                  2.32                       Yield
                                              15.50             6.98                  0.71                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 4        2.55              2.53                  2.14                       Yield
                                              15.50             6.99                  0.71                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 8        2.54              2.51                  1.97                       Yield
                                              15.50             6.99                  0.71                       Duration
                                ------------------------------------------------------------------------------------------
                                100:12        2.54              2.49                  1.79                       Yield
                                              15.51             6.99                  0.71                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:16PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A8 ()                             [P]
                            Orig Bal 9,201,094  Fac 1.00000 Coup 13.909 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
                                     -2.5556 x 1-mo LIBOR + 17.3267  Cap 17.3267 @ 6.7800 Floor 0.0000 @ 0.0000
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A8 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                20.09           7.97                  0.72                  Avg. Life
                                                     01/20           12/06                 04/03                 1st Prin
                                                     07/27           02/18                 07/04                 Last Prin
                                ------------------------------------------------------------------------------------------
                                96:30         14.65             14.82                 17.68                      Yield
                                              6.23              4.18                  0.62                       Duration
                                ------------------------------------------------------------------------------------------
                                97: 2         14.63             14.79                 17.48                      Yield
                                              6.23              4.19                  0.62                       Duration
                                ------------------------------------------------------------------------------------------
                                97: 6         14.61             14.76                 17.27                      Yield
                                              6.24              4.19                  0.62                       Duration
                                ------------------------------------------------------------------------------------------
                                97:10         14.59             14.73                 17.07                      Yield
                                              6.25              4.19                  0.62                       Duration
                                ------------------------------------------------------------------------------------------
                                97:14         14.57             14.70                 16.87                      Yield
                                              6.25              4.20                  0.62                       Duration
                                ------------------------------------------------------------------------------------------
                                97:18         14.55             14.67                 16.66                      Yield
                                              6.26              4.20                  0.63                       Duration
                                ------------------------------------------------------------------------------------------
                                97:22         14.53             14.64                 16.46                      Yield
                                              6.27              4.20                  0.63                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                                                                      March 26, 2003
Bear, Stearns & Co. Inc.                                                                                                 01:15PM EST
dburke                                                               RS03A4-BURKE                                        Page 1 of 1
====================================================================================================================================
                                                     RS03A4-BURKE Class A9 ()                             [P]
                            Orig Bal 11,500,000 Fac 1.00000 Coup 5.750 Mat / /  Wac-0.000( 0.000) WAM- /    (-22839)/ 0
Price/Yield View            Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003 Curve Type:       Treas Act   Curve Date:       26-Mar-2003   Tranche:   A9 (     )
                                ------------------------------------------------------------------------------------------
                                              rs03a4-burke/v50  rs03a4-burke/v100    rs03a4-burke/v150            prepay
                                                                                                                  losses
                                                    1.3375%         1.3375%               1.3375%                 1M_LIB
                                Price                26.75           18.62                 12.06                 Avg. Life
                                                     07/27           02/18                 05/12                 1st Prin
                                                     03/33           03/33                 03/33                 Last Prin
                                ------------------------------------------------------------------------------------------
                                99:10+        5.84              5.84                  5.85                       Yield
                                              13.28             11.03                 8.37                       Duration
                                ------------------------------------------------------------------------------------------
                                99:14+        5.83              5.83                  5.84                       Yield
                                              13.28             11.04                 8.37                       Duration
                                ------------------------------------------------------------------------------------------
                                99:18+        5.82              5.82                  5.82                       Yield
                                              13.29             11.04                 8.37                       Duration
                                ------------------------------------------------------------------------------------------
                                99:22+        5.81              5.81                  5.81                       Yield
                                              13.30             11.05                 8.38                       Duration
                                ------------------------------------------------------------------------------------------
                                99:26+        5.80              5.80                  5.79                       Yield
                                              13.31             11.05                 8.38                       Duration
                                ------------------------------------------------------------------------------------------
                                99:30         5.79              5.79                  5.78                       Yield
                                              13.32             11.06                 8.38                       Duration
                                ------------------------------------------------------------------------------------------
                                100: 2+       5.78              5.78                  5.76                       Yield
                                              13.33             11.07                 8.39                       Duration
                                ------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.